Goodwill (Details)	12 Months Ended
	Jan. 03, 2021	Dec. 31, 2019
Disclosure of goodwill [text block] [Abstract]
Weighted-average cost of capital and a market interest rate	7.30%	7.20%
Estimates terminal growth, Period	5 years
Description of budgeted EBITDA growth rate	Budgeted EBITDA was estimated taking into account past experience and a revenue growth rate projected taking into account the average growth levels experienced over the past 5 years and the estimated sales volume and price growth for the next five years. It was assumed that the sales price would increase in line with forecast inflation over the next five years.